Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Contingencies

Note 13. Contingencies

In the normal course of business, the Company may become involved in various claims and legal proceedings. In the opinion of management, the ultimate liability or disposition thereof is not expected to have a material adverse effect on our financial condition, results of operations, or liquidity.

Note 15. Contingencies

In the normal course of business, the Company is involved in various claims and legal proceedings. In the opinion of management, the ultimate liability or disposition thereof is not expected to have a material adverse effect on our financial condition, results of operations or liquidity.

From 2000 to 2004, we operated a clinical laboratory in Milford, Massachusetts providing cancer screening services. The clinical laboratory participated in the Medicare program. The Office of the Inspector General of the U.S. Department of Health and Human Services and the United States Department of Justice informed us in February 2009 that they were contemplating commencing a civil False Claims Act action against us with respect to certain alleged improper billing practices and overpayments relating to operations at the Milford, Massachusetts clinical laboratory. In January 2012, we executed a settlement agreement with the United States Department of Justice. Pursuant to the settlement agreement, we neither admitted liability nor conceded that the claims of the United States are well founded. In January 2012, we paid to the United States the sum of $1,000,000. At December 31, 2011, we accrued approximately $1,000,000 in connection with the investigation. We received $400,000 in December 2011 from our insurance carrier related to this matter. The net amount shown in our statement of operations is a net recovery of $200,000 in 2011 and an expense of $800,000 in 2010.